THIS AMENDMENT is made and entered into this 13th day of November 1997 by and between City of Seattle, a Washington municipal corporation ("Landlord"), and Microvision, Inc., a Washington corporation ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a written Office Lease Agreement dated December 22, 1995, First Amendment of Office Lease Agreement dated January 26, 1996, and Second Amendment of Office Lease Agreement dated February 26, 1997 and Third Amendment of Lease Agreement dated September 24, 1997 (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord Premises located in Building A of Park 90/5, the address of which is 2203 Airport Way South, Seattle, Washington 98134; and

     WHEREAS, This Third Amendment of Office Lease Agreement cancels and supersedes that certain Third Amendment of Office Lease Agreement dated September 24, 1997 executed by the parties.

     WHEREAS, Landlord and Tenant desire to further amend the Lease to increase the number of rentable square feet of space in the Premises, to adjust Tenant's Share of the Building and Tenant's Share of the Property, to adjust the Base Rent, and to increase the number of parking stalls allotted to Tenant.

     NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

1. The following Subsections are hereby added to and shall become a part of
Section 1.3 "Premises":

     1.3.1 Effective October 1, 1997, the square footage of the Premises shall be increased from approximately 11,851 rentable square feet to approximately 14,189 rentable square feet by adding Suite 115 (approximately 2,338 rentable square feet). Suite 115 is outlined in yellow on the floor plan attached as Exhibit B.

2. The following Subsections are hereby added to and shall become a part of
Section 1.4 "Tenant's Share":

     1.4.1 Effective October 1, 1997, Tenant's Share of the Building shall be increased from 12.18 percent to 14.58 percent and Tenant's Share of the Property shall be increased from 4.16 percent to 4.98 percent.

3. The following Subsections are hereby added to and shall become a part of
Section 1.9 "Base Rent":

     1.9.1 Effective November 1, 1997, the Base Rent shall be increased from $9,135.15 per month to $10,937.36 per month.

4. The following sentence shall be added to Section 1.13 Parking:

     Effective October 1, 1997, subject to Section 31 of the Lease, Landlord shall provide Tenant an additional five (5) unassigned parking stalls in the parking area(s) servicing the Building so that the total number of unassigned parking stalls allotted to Tenant shall be thirty (28) stalls. All of said parking stalls are provided to Tenant free of charge.

5. The floor plan attached as Exhibit B to the Second Amendment of Office Lease Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached to this Third Amendment of Office Lease Agreement.

6. Section 2.4 "Tenant's Right of First Refusal" has been exercised by Tenant and is therefore deleted in its entirety and of no further force and effect.

7. Improvements. Tenant hereby accepts the Premises, which include Suite 115, in "AS IS" condition. The provisions of the Lease pertaining to improvements to the Premises have been fulfilled, and Landlord shall not be required to make additional improvements to the Premises.

8. Agency Disclosure. Martin Smith Inc hereby discloses that it represents the Landlord in this transaction.

6. Effectiveness of Lease. The parties confirm, ratify and agree that, except as set forth in this Third Amendment of Lease, all the terms and provisions of the Lease shall remain unchanged and in full force and effect.

     Dated the date first above written.

Landlord:                                 Tenant:

The City of Seattle, a Washington         Microvision, Inc., a Washington
municipal corporation                     corporatioN


By:                                       By:
     -----------------------------------      ----------------------------------
         Dwight D. Dively
         Executive Services Director      Its:
                                              ----------------------------------

                                          By:
                                              ----------------------------------

                                          Its:
                                              ----------------------------------

STATE OF                            )
                                    ) ss.
COUNTY OF                           )


I certify that I know or have satisfactory evidence that _________________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title)______________________ of (entity)_______________________________________
a ____________________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this _____ day of __________________ 19___.


                                   _____________________________________________
                                                 Notary Public
                                   (Print Name)
                                   Residing at
                                   My Commission Expires:


STATE OF                            )
                                    ) ss.
COUNTY OF                           )


I certify that I know or have satisfactory evidence that _________________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title)______________________ of (entity)_______________________________________
a ____________________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this _____ day of __________________ 19___.


                                   _____________________________________________
                                                 Notary Public
                                   (Print Name)
                                   Residing at
                                   My Commission Expires:



STATE OF                            )
                                    ) ss.
COUNTY OF                           )


I certify that I know or have satisfactory evidence that _________________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title)______________________ of (entity)_______________________________________
a ____________________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this _____ day of __________________ 19___.


                                   _____________________________________________
                                                 Notary Public
                                   (Print Name)
                                   Residing at
                                   My Commission Expires:

                               LEGAL DESCRIPTION


          ALL OF BLOCK 242, INCLUDING ALL OF VACATED ALLEY IN SAID BLOCK, EXCEPT THAT PORTION OF THE EAST 170 FEET THEREOF LYING SOUTHERLY OF THE SOUTHERLY LINE OF THE SPURTRACK RIGHT OF WAY GRANTED TO NORTHERN PACIFIC RAILWAY COMPANY BY INSTRUMENT RECORDED MARCH 28, 1950, UNDER RECORDING NUMBER 3998467, AS A LIMITED BOUNDARY LINE;

          LOTS 12 TO 22, INCLUSIVE, BLOCK 251;

          ALL OF VACATED 8TH AVENUE SOUTH LYING BETWEEN SAID BLOCK 242
          AND 251;

          LOTS 1 THROUGH 11, INCLUSIVE, BLOCK 251, EXCEPT THE WEST 285 FEET THEREOF;

          ALL IN SEATTLE TIDELANDS, IN KING COUNTY, WASHINGTON, AS SHOWN ON THE OFFICIAL MAPS ON FILE IN THE OFFICE OF THE
          COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON; AND

          EXCEPT ALL THOSE PARTS OF LOTS 1, 2 AND 3, BLOCK 251,
          SEATTLE TIDELANDS, IN KING COUNTY, WASHINGTON, AS SHOWN ON THE OFFICIAL MAPS ON FILE IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON, DESCRIBED AS
          FOLLOWS:

          BEGINNING AT A POINT IN THE NORTH LINE OF SAID BLOCK 251, 285 FEET EAST AS MEASURED ALONG SAID NORTH LINE FROM THE NORTHWEST CORNER OF SAID BLOCK, SAID POINT BEING IN THE EAST LINE OF THE PROPERTY CONVEYED TO THE GREAT NORTHERN RAILWAY COMPANY BY SEATTLE UNION STOCKYARDS BY WARRANTY DEED DATED JUNE 30, 1926, AND RECORDED MARCH 07, 1927, IN VOLUME 1346 OF DEEDS, PAGE 192; THENCE SOUTH ALONG SAID EAST PROPERTY LINE, BEING PARALLEL WITH AND DISTANT 285 FEET EAST FROM THE WEST LINE OF SAID BLOCK 251, A DISTANCE OF 160 FEET; THENCE NORTHEASTERLY IN A STRAIGHT LINE 164.92 FEET, MORE OR LESS, TO A POINT IN SAID NORTH LINE OF BLOCK 251, DISTANT 40 FEET EAST AS MEASURED ALONG SAID NORTH LINE, FROM THE POINT OF BEGINNING; THENCE WEST ALONG SAID NORTH LINE 40 FEET TO THE POINT OF BEGINNING.,


                                                 Initials:____________
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